                                                                EXHIBIT 4.1






                             [FORM OF INDENTURE]

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                      MICHIGAN CONSOLIDATED GAS COMPANY,
                                          AS ISSUER

                                       TO


                                 CITIBANK, N.A.,
                                                  AS TRUSTEE










                             --------------------


                                  INDENTURE


                            SENIOR DEBT SECURITIES


                           DATED AS OF JUNE 1, 1998


                             --------------------





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
                                TABLE OF CONTENTS


                                                                            PAGE
                                  ARTICLE I
                       Definitions and Other Provisions
                            of General Application


RECITALS OF THE COMPANY....................................................... 1

Definitions and Other Provisions
         of General Application............................................... 2
         Definitions.......................................................... 2
                  Act......................................................... 2
                  Affiliate................................................... 2
                  Authenticating Agent........................................ 3
                  Bankruptcy Law.............................................. 3
                  Board of Directors.......................................... 3
                  Board Resolution............................................ 3
                  Business Day................................................ 3
                  Capital Stock............................................... 3
                  Capitalized Lease Obligation................................ 3
                  Collateral Bonds............................................ 8
                  Commission.................................................. 3
                  Common Depositary........................................... 4
                  Company..................................................... 4
                  Company Request or Company Order............................ 4
                  Corporate Trust............................................. 4
                  Covenant Defeasance......................................... 4
                  Custodian................................................... 4
                  Default..................................................... 4
                  Defaulted Interest.......................................... 4
                  Defeasance.................................................. 4
                  Dollars and $............................................... 4
                  Event of Default............................................ 4
                  Exchange Act................................................ 5
                  First Mortgage Bonds........................................ 5
                  First Mortgage Indenture.................................... 5
                  Holder or Securityholder.................................... 5
                  Indebtedness................................................ 5
                  Indenture................................................... 6
                  Initial Securities.......................................... 6
                  interest ................................................... 6
                  Interest Payment Date....................................... 6
                  Lien........................................................ 6
                  Maturity.................................................... 6
                  Mortgage.................................................... 6
                  Mortgage Trustee............................................ 6
                  Officer..................................................... 6
                  Officer's Certificate....................................... 6
                  Opinion of Counsel.......................................... 7

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                                                                            PAGE

                  Original Issue Discount Security............................ 7
                  Outstanding................................................. 7
                  Paying Agent................................................ 8
                  Person...................................................... 8
                  Place of Payment............................................ 8
                  Project Finance Indebtedness................................ 8
                  Redemption Date............................................. 9
                  Project Finance Indebtedness................................ 9
                  Redemption Price............................................ 9
                  Regular Record Date......................................... 9
                  Related Issue of Pledged First Mortgage Bonds............... 9
                  Related Issue of Pledged Substituted Mortgage Bonds......... 9
                  Release Date............................................... 10
                  Responsible Officer ....................................... 10
                  Securities................................................. 10
                  Security Register and Security Registrar................... 10
                  Significant Subsidiary..................................... 10
                  Special Record Date........................................ 10
                  Stated Maturity............................................ 10
                  Subsidiary................................................. 11
                  Substituted Collateral Bonds................................ 8
                  Substituted Mortgage Indenture............................. 11
                  Trust Indenture Act........................................ 11
                  Trustee.................................................... 11
                  U.S. Depositary............................................ 11
                  U.S. Government Obligations................................ 11
                  Value...................................................... 12
                  Vice President............................................. 12
         SECTION 102.      Compliance Certificates and Opinions.............. 12
         SECTION 103.      Form of Documents Delivered to Trustee............ 13
         SECTION 104.      Acts of Holders................................... 14
         SECTION 105.      Notices, Etc., to Trustee and Company............. 15
         SECTION 106.      Notice to Holders; Waiver......................... 15
         SECTION 107.      Conflict with Trust Indenture Act................. 16
         SECTION 108.      Effect of Headings and Table of Contents.......... 16
         SECTION 109.      Successors and Assigns............................ 17
         SECTION 110.      Separability Clause............................... 17
         SECTION 111.      Benefits of Indenture............................. 17
         SECTION 112.      Governing Law..................................... 17
         SECTION 113.      Legal Holidays.................................... 17
         SECTION 114.      No Recourse Against Others........................ 17


                                  ARTICLE II
                                Security Forms

         SECTION 201.      Forms Generally................................... 18

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                                                                            PAGE

         SECTION 202.      Form of Face of Security.......................... 18
         SECTION 203.      Form of Reverse of Security....................... 22
         SECTION 204.      Form of Trustee's Certificate of
                           Authentication.................................... 27
         SECTION 205.      Securities in Global Form......................... 28
         SECTION 206.      CUSIP Number...................................... 29
         SECTION 207.      Form of Legend for the Securities in Global
                           Form.............................................. 29


                                  ARTICLE III
                                The Securities

         SECTION 301.      Amount Unlimited; Issuable in Series.............. 30
         SECTION 302.      Denominations..................................... 32
         SECTION 303.      Execution, Authentication, Delivery and
                           Dating............................................ 32
         SECTION 304.      Temporary Securities.............................. 36
         SECTION 305.      Registration, Registration of Transfer and
                           Exchange.......................................... 37
         SECTION 306.      Mutilated, Destroyed, Lost and Stolen
                           Securities........................................ 39
         SECTION 307.      Payment of Interest; Interest Rights
                           Preserved......................................... 40
         SECTION 308.      Persons Deemed Owners............................. 41
         SECTION 309.      Cancellation...................................... 42
         SECTION 310.      Computation of Interest........................... 42


                                  ARTICLE IV
                        Collateral First Mortgage Bonds;
                         Substituted Collateral Bonds

         SECTION 401.      Collateral Bonds Held by the Trustee.............. 43
         SECTION 402.      No Transfer of Collateral Bonds; Exception........ 43
         SECTION 403.      Delivery to the Company of All Collateral Bonds... 43
         SECTION 404.      Further Assurances................................ 43
         SECTION 405.      Exchange and Surrender of Collateral Bonds........ 44
         SECTION 406.      Acceptance of Additional Collateral Bonds......... 45
         SECTION 407.      Terms of Collateral Bonds......................... 45
         SECTION 408.      Collateral Bonds as Security for Securities....... 45
         SECTION 409.      Substituted Collateral Bonds...................... 46

                                                                            PAGE

                                    ARTICLE V
                           Satisfaction and Discharge

         SECTION 501.      Satisfaction and Discharge of Indenture........... 47
         SECTION 502.      Application of Trust Money........................ 49


                                   ARTICLE VI
                                    Remedies

         SECTION 601.      Events of Default................................. 49
         SECTION 602.      Acceleration of Maturity; Rescission and
                           Annulment......................................... 52
         SECTION 603.      Collection of Indebtedness and Suits for
                           Enforcement by Trustee............................ 53
         SECTION 604.      Trustee May File Proofs of Claim.................. 54
         SECTION 605.      Trustee May Enforce Claims Without Possession
                           of Securities..................................... 55
         SECTION 606.      Application of Money Collected.................... 55
         SECTION 607.      Limitation on Suits............................... 56
         SECTION 608.      Unconditional Right of Holders to Receive
                           Principal, Premium and Interest................... 56
         SECTION 609.      Restoration of Rights and Remedies................ 57
         SECTION 610.      Rights and Remedies Cumulative.................... 57
         SECTION 611.      Delay or Omission Not Waiver...................... 57
         SECTION 612.      Control by Holders................................ 57
         SECTION 613.      Waiver of Past Defaults........................... 58
         SECTION 614.      Undertaking for Costs............................. 58

                                   ARTICLE VII
                                   The Trustee

         SECTION 701.      Certain Duties and Responsibilities of the
                           Trustee........................................... 59
         SECTION 702.      Notice of Defaults................................ 59
         SECTION 703.      Certain Rights of Trustee......................... 60
         SECTION 704.      Not Responsible for Recitals or Issuance of
                           Securities........................................ 61
         SECTION 705.      May Hold Securities............................... 61
         SECTION 706.      Money Held in Trust............................... 62
         SECTION 707.      Compensation and Reimbursement.................... 62
         SECTION 708.      Disqualification; Conflicting Interests........... 63
         SECTION 709.      Corporate Trustee Required; Eligibility........... 63
         SECTION 710.      Resignation and Removal; Appointment of
                           Successor......................................... 63
         SECTION 711.      Acceptance of Appointment by Successor............ 65
         SECTION 712.      Merger, Conversion, Consolidation or
                           Succession to Business............................ 67

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                                                                            PAGE

         SECTION 713.      Preferential Collection of Claims Against
                           Company........................................... 67
         SECTION 714.      Appointment of Authenticating Agent............... 67


                                 ARTICLE VIII
               Holders' Lists And Reports By Trustee And Company

         SECTION 801.      Company to Furnish Trustee Names and
                           Addresses of Holders.............................. 69
         SECTION 802.      Preservation of Information; Communications
                           to Holders........................................ 70
         SECTION 803.      Reports by Trustee................................ 71
         SECTION 804.      Reports by Company................................ 71


                                  ARTICLE IX
                Consolidation, Merger, Lease, Sale or Transfer

         SECTION 901.      When Company May Merge, Etc....................... 73
         SECTION 902.      Opinion of Counsel................................ 73
         SECTION 903.      Successor Corporation Substituted................. 73




                                   ARTICLE X
                            Supplemental Indentures

         SECTION 1001.     Supplemental Indentures Without Consent of
                           Holders........................................... 74
         SECTION 1002.     Supplemental Indentures with Consent of
                           Holders........................................... 75
         SECTION 1003.     Execution of Supplemental Indentures.............. 77
         SECTION 1004.     Effect of Supplemental Indentures................. 77
         SECTION 1005.     Conformity with Trust Indenture Act............... 77
         SECTION 1006.     Reference in Securities to Supplemental
                           Indentures........................................ 77


                                  ARTICLE XI
                                   Covenants

         SECTION 1101.     Payments of Securities............................ 78
         SECTION 1102.     Maintenance of Office or Agency................... 78
         SECTION 1103.     Corporate Existence............................... 79
         SECTION 1104.     Payment of Taxes and Other Claims................. 79
         SECTION 1105.     Maintenance of Properties......................... 79
         SECTION 1106.     Compliance Certificates........................... 80

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                                                                            PAGE

         SECTION 1107.     Commission Reports................................ 80
         SECTION 1108.     Waiver of Stay, Extension or Usury Laws........... 81
         SECTION 1109.     Money for Securities Payments to Be Held in
                           Trust............................................. 81
         SECTION 1110.     Limitation on Liens............................... 83
         SECTION 1111.     Limitation on Sale and Leaseback
                           Transactions...................................... 84
         SECTION 1112.     Waiver of Certain Covenants....................... 85


                                  ARTICLE XII
                           Redemption of Securities

         SECTION 1201.     Applicability of Article.......................... 86
         SECTION 1202.     Election to Redeem; Notice to Trustee............. 86
         SECTION 1203.     Selection by Trustee of Securities to Be
                           Redeemed.......................................... 86
         SECTION 1204.     Notice of Redemption.............................. 87
         SECTION 1205.     Deposit of Redemption Price....................... 88
         SECTION 1206.     Securities Payable on Redemption Date............. 88
         SECTION 1207.     Securities Redeemed in Part....................... 88


                                 ARTICLE XIII
                                 Sinking Funds

         SECTION 1301.     Applicability of Article.......................... 89
         SECTION 1302.     Satisfaction of Sinking Fund Payments with
                           Securities........................................ 89
         SECTION 1303.     Redemption of Securities for Sinking
                           Fund.............................................. 89


                                  ARTICLE XIV
                      Defeasance and Covenant Defeasance

         SECTION 1401.     Applicability of Article; Company's Option to
                           Effect Defeasance or Covenant Defeasance.......... 90
         SECTION 1402.     Defeasance and Discharge.......................... 90
         SECTION 1403.     Covenant Defeasance............................... 91
         SECTION 1404.     Conditions to Defeasance or Covenant
                           Defeasance........................................ 92
         SECTION 1405.     Deposited Money and Government Obligations
                           To Be Held In Trust............................... 94

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                                                                            PAGE


                                   ARTICLE XV
                                  Miscellaneous

         SECTION 1501.     Miscellaneous..................................... 94

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                       MICHIGAN CONSOLIDATED GAS COMPANY

          Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of June 1, 1998

Trust Indenture
                                                               Indenture Section
 Act Section

Section 310(a)(1).......................................         709
           (a)(2).......................................         709
           (a)(3).......................................         Not Applicable
           (a)(4).......................................         Not Applicable
           (b)  ........................................         708, 710
Section 311(a)  ........................................         713
           (b)  ........................................         713
Section 312(a)  ........................................         801, 802(a)
           (b)  ........................................         802(b)
           (c)  ........................................         802(c)
Section 313(a)  ........................................         803(a)
           (b)  ........................................         Not Applicable
           (c)  ........................................         803(a), 803(b)
           (d)  ........................................         803(b)
Section 314(a)  ........................................         804
           (b)  ........................................         Not Applicable
           (c)(1).......................................         102
           (c)(2).......................................         102
           (c)(3).......................................         Not Applicable
           (d)  ........................................         Not Applicable
           (e)  ........................................         102
Section 315(a)  ........................................         701(a)
           (b)  ........................................         702
           (c)  ........................................         701(b)
           (d)  ........................................         701(c)
           (d)(1).......................................         701(a), 701(c)
           (d)(2).......................................         701(c)
           (d)(3).......................................         701(c)
           (e)  ........................................         614
Section 316(a)(1)(A)....................................         612
           (a)(1)(B)....................................         602, 613
           (a)(2).......................................         Not Applicable
           (b)  ........................................         608
Section 317(a)(1).......................................         603
           (a)(2).......................................         604
           (b)  ........................................         1109
Section 318(a)  ........................................         107

--------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

         INDENTURE, dated as of June 1, 1998, between MICHIGAN
CONSOLIDATED GAS COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (herein called the "COMPANY"), having its principal office at 500 Griswold Street, Detroit, Michigan 48226, and Citibank, N.A., a national banking association incorporated and existing under and by virtue of the laws of the United States of America, as Trustee (herein called the "TRUSTEE").

                           RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior debentures, notes or other evidences of indebtedness (herein called the "SECURITIES"), to be issued in one or more series as in this Indenture provided.


         Subject to the provisions of Section 408 hereof, the Company has issued First Mortgage Bonds (as hereinafter defined) and has issued and delivered Collateral Bonds to the Trustee to hold in trust for the benefit of the respective Holders (as hereinafter defined) from time to time of the related issue of Securities. Any payment by the Company of principal of, premium, if any, and interest on, a series of First Mortgage Bonds will be applied by the Trustee to satisfy the Company's obligations with respect to the principal of, premium, if any, and interest on, the related issue of Securities. Pursuant to the terms and provisions hereof, the Company may issue and deliver to the Trustee additional First Mortgage Bonds for such purpose or require the Trustee to deliver to the Company for cancellation any and all Collateral Bonds held by the Trustee.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                    ARTICLE I

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

SECTION 101.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

         (4) the word "INCLUDING" (and with correlative meaning "INCLUDE") means including, without limiting the generality of, any description preceding such term; and

         (5) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

    Certain terms, used principally in Article Seven, are defined in that Article.

         "ACT," when used with respect to any Holder, has the meaning specified in Section 104.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AUTHENTICATING AGENT" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

         "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

         "BOARD OF DIRECTORS" means the board of directors of the Company; provided, however, that when the context refers to actions or resolutions of the Board of Directors, then the term "Board of Directors" shall also mean any duly authorized committee of the Board of Directors of the Company or Officer authorized to act with respect to any particular matter to exercise the power of the Board of Directors of the Company.

         "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "BUSINESS DAY," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or regulation to close.

         "CAPITAL STOCK" of any Person shall mean any and all shares, interests, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

         "CAPITALIZED LEASE OBLIGATION" means an obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with such principles.

         "COLLATERAL BONDS," shall mean any First Mortgage Bonds issued by the Company under the First Mortgage Indenture and issued and delivered to the Trustee pursuant to Section 406.


         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "COMMON DEPOSITARY" has the meaning specified in Section 304.

         "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 111 Wall Street, 5th Floor, New York, New York 10043, Attention: Corporate Agency and Trust Department, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

         "COVENANT DEFEASANCE" has the meaning specified in Section 1403.

         "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

         "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "DEFAULTED INTEREST" has the meaning specified in Section 307.

         "DEFEASANCE" has the meaning specified in Section 1402.

         "DOLLARS" and "$" means lawful money of the United States of America.

         "EVENT OF DEFAULT" has the meaning specified in Section 601.

         "EXCHANGE ACT" means the Securities and Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         "FIRST MORTGAGE BONDS" shall mean all First Mortgage Bonds issued by the Company and outstanding under the First Mortgage Indenture, including in all events any Collateral Bonds issued and delivered to and held by the Trustee.

         "FIRST MORTGAGE INDENTURE" shall mean the Twenty-Ninth Supplemental Indenture dated as of July 15, 1989 providing for the restatement of the Indenture of Mortgage and Deed of Trust dated as of March 1, 1944 between the Company and the Trustee and Robert T. Kirchner which became effective on April 1, 1994, as supplemented and amended by the supplemental indentures thereto.

         "HOLDER" or "SECURITYHOLDER" means a Person in whose name a Security is registered in the Security Register.

         "INDEBTEDNESS" of any Person means, without duplication, (i) the principal of and premium (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capitalized Lease Obligations of such Person;
(iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable as obligor, guarantor or otherwise; and (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured.

         "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

         "INITIAL SECURITIES" shall mean Securities in an aggregate principal amount of $_______ authenticated and delivered upon the execution of this Indenture.

         "INTEREST," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "INTEREST PAYMENT DATE," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "LIEN," means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement).

         "MATURITY," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "MORTGAGE," shall mean and include any mortgage, pledge, lien or security interest.

         "MORTGAGE TRUSTEE," shall mean the Person serving as trustee at the time under the First Mortgage Indenture.

         "OFFICER" means the Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of the Company.

         "OFFICER'S CERTIFICATE" means a certificate signed by an Officer and delivered to the Trustee.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be an employee of or counsel for the Company, and who shall be reasonably acceptable to the Trustee.

         "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602.

         "OUTSTANDING," when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

         (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

         (iv) Securities which have been defeased pursuant to Section 1402;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be that portion of the principal amount thereof that could be declared to be due and payable upon the occurrence of an Event of Default and the continuation thereof pursuant to the terms of such Original Issue Discount Security as of the date of such determination and (b) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "PAYING AGENT" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Company may act as Paying Agent with respect to any Securities issued hereunder.

         "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "PLACE OF PAYMENT," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.


         "PROJECT FINANCE INDEBTEDNESS" means Indebtedness of a Subsidiary secured by a Lien on any property acquired, constructed or improved by such Subsidiary after the date of this Indenture which Lien is created or assumed contemporaneously with, or within 120 days after, such acquisition or completion of such construction or improvement, or within six months thereafter pursuant to a firm commitment for financing arranged with a lender or investor within such 120-day period, to secure or provide for the payment of all or any part of the purchase price of such property or the cost of such construction or improvement, or on any property existing at the time of acquisition thereof; provided that such a Lien shall not apply to any property theretofore owned by any such Subsidiary other than, in the case of any such construction or improvement, any theretofore unimproved real property on which the property so constructed or the improvement is located; and provided further that such Indebtedness, by its terms, shall limit the recourse of any holder of such Indebtedness (or trustee on such holder's behalf) in the event of any default in such Indebtedness to the assets subject to such Liens and the capital stock of the Subsidiary issuing such Indebtedness. Notwithstanding the foregoing, Project Finance Indebtedness shall include all Indebtedness that would constitute Project Finance Indebtedness but for the fact that such Indebtedness was issued prior to the date of this Indenture and taking into account the fact that the property subject to the Lien may have been acquired prior to the date of this Indenture.

         "REDEMPTION DATE," when used with respect to any Security of any series to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "REDEMPTION PRICE," when used with respect to any Security of any series to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "RELATED ISSUE OF COLLATERAL BONDS," shall mean, when used in reference to an issue of Notes, the issue of Collateral Bonds, having the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, stated maturity date and redemption provisions, and in the same aggregate principal amount, delivered to the Trustee pursuant to Section 406 in connection with the initial authentication and issuance of such Notes pursuant to Section 303.

         "RELATED ISSUE OF SUBSTITUTED COLLATERAL BONDS," shall mean, when used in reference to an issue of Notes, the issue of Substituted Collateral Bonds, having the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, stated maturity date and redemption provisions, and in the same aggregate principal amount, delivered to the Trustee pursuant to Section 409.

         "RELEASE DATE," shall mean the date as of which all First Mortgage Bonds, other than Collateral Bonds, have been retired through payment, redemption, or otherwise (including those First Mortgage Bonds the payment for which has been provided for in accordance with the First Mortgage Indenture) at, before or after the maturity thereof [provided that no Default or Event of Default has occurred and is continuing.]

         "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

         "SIGNIFICANT SUBSIDIARY" means a Subsidiary or Subsidiaries of the Company possessing assets (including the assets of its own Subsidiaries but without regard to the Company or any other Subsidiary) having a book value, in the aggregate, equal to not less than 10% of the book value of the aggregate assets of the Company and its Subsidiaries calculated on a consolidated basis.

         "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "STATED MATURITY," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "SUBSIDIARY" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Company.

         "SUBSTITUTED COLLATERAL BONDS," shall mean any mortgage bonds issued by the Company under a Substituted Mortgage Indenture and delivered to the Trustee pursuant to Section 409 hereof.


         "SUBSTITUTED MORTGAGE INDENTURE" shall mean a mortgage indenture of the Company designated by the Company to the Trustee as a Substituted Mortgage Indenture pursuant to Section 409.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed; provided, however, that in the event that such Act is amended after such date, "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as so amended.

         "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "U.S. DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more permanent global Securities, the Person designated as U.S. Depositary by the Company pursuant to Section 301, which must be a clearing agency registered under the Exchange Act until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" shall mean the U.S. Depositary with respect to the Securities of that series.

         "U.S. GOVERNMENT OBLIGATIONS" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of

America the timely payment of which is unconditionally guaranteed by the full faith and credit of the United States of America which, in either case, are not callable or redeemable at the option of the issuer thereof or otherwise subject to prepayment, and shall also include a depository receipt issued by a New York Clearing House bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment or interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt or from any amount held by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

         "VALUE" means, with respect to a Sale and Leaseback Transaction, as of any particular time, the amount equal to the greater of (i) the net proceeds of the sale and transfer of the real property leased pursuant to such Sale and Leaseback Transaction or (ii) the fair market value, in the good faith opinion of the Board of Directors of the Company, of such real property at the time of entering into such Sale and Leaseback transaction, in either case divided first by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination, without regard to any renewal or extension options contained in the lease.

         "VICE PRESIDENT," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102.    Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, other than as action permitted by Sections 205 and 804, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              a. a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              b. a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              c. a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              d. a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders.

    (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

    (c) The ownership of Registered Securities shall be proved by the Security Register.

    (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the

Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

SECTION 105.  Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          a. the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received by the Trustee at its Corporate Trust Office, Attention: [Waffaa Orfy] or

          b. the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  Notice to Holders; Waiver.

          Where this Indenture or any Security provides for notice to Holders of any event, such notice shall be deemed sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders or the validity of the proceedings to which such notice relates. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 107.   Conflict with Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or shall be excluded, as the case may be.

SECTION 108.   Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  Governing Law.

          This Indenture and the Securities shall be governed by and construed in accordance with the laws (other than the choice of law provisions) of the State of New York.

SECTION 113.  Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day or on such other day as may be set out in the Officer's Certificate pursuant to Section 301 at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114.  No Recourse Against Others.

          A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder, by accepting a Security, waives and releases all such liability. Such waivers and releases are part of the consideration for the issuance of the Securities.


                                   ARTICLE II

                                 SECURITY FORMS

SECTION 201.  Forms Generally.

          The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

          The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

          The definitive Securities shall be photocopied, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.  Form of Face of Security.

          [If the Security is an Original Issue Discount Security, insert--FOR PURPOSES OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE AMOUNT OF ORIGINAL ISSUE DISCOUNT (AS DEFINED IN SECTION 1273(a)(1) OF THE CODE AND TREASURY REGULATION SECTION 1.1273-1(a) WITH RESPECT TO THIS SECURITY IS , THE ISSUE PRICE (AS DEFINED IN TREASURY REGULATION SECTION 1.1273-2) OF THIS SECURITY IS

_________, THE ISSUE DATE (AS DEFINED IN SECTION 1275(a)(2) OF THE CODE AND TREASURY REGULATION SECTION 1.1273-2) OF THIS SECURITY IS ________ AND THE YIELD TO MATURITY OF THIS SECURITY IS ________.


                        MICHIGAN CONSOLIDATED GAS COMPANY

                           .........................


No._________                                                    [$]_________

          MICHIGAN CONSOLIDATED GAS COMPANY, a corporation duly organized and existing under the laws of Michigan (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________, or registered assigns, the principal sum of ___________ [Dollars] on ___________________ [If the Security is to bear interest prior to Maturity, insert--, and to pay interest thereon from __________ ______________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-annually] [quarterly] [monthly] on _______ and ________ in each year, commencing _____________, at the rate of _____% per annum, until the principal hereof is paid or made available for payment [If applicable insert--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of % per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _____ of _____ (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

          [If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          Payment of the principal of (and premium, if any) and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ______, in Dollars [if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

          Prior to the Release Date (as hereinafter defined), the Notes will be secured by First Mortgage Bonds (the "Collateral Bonds") issued and delivered by the Company to the Trustee for the benefit of the Holders of the Securities (as defined herein), issued under the Twenty-Ninth Supplemental Indenture dated as of July 15, 1989 providing for the restatement of the Indenture of Mortgage and Deed of Trust dated as of March 1, 1944 between the Company, and Citibank, N.A. and Robert T. Kirchner (together, the "Mortgage Trustee") which became effective on April 1, 1994, as supplemented and amended by the supplemental indentures thereto (the "First Mortgage Indenture"). Reference is made to the First Mortgage Indenture and the Indenture for a description of the rights of the Trustee as holder of the Collateral Bonds, the property mortgaged and pledged under the First Mortgage Indenture, the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the applicable Mortgage Trustee, the terms and conditions upon which the Collateral Bonds are held by the Trustee for the benefit of the Holders of Securities, and the circumstances under which additional First Mortgage Bonds may be issued.
                                      -20-

         FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN COLLATERAL BONDS) ISSUED UNDER THE FIRST MORTGAGE INDENTURE HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE (INCLUDING THOSE FIRST MORTGAGE BONDS THE PAYMENT FOR WHICH HAS BEEN PROVIDED FOR IN ACCORDANCE WITH THE FIRST MORTGAGE INDENTURE) AT, BEFORE OR AFTER THE MATURITY THEREOF PROVIDED THAT NO DEFAULT OR EVENT OF DEFAULT UNDER THE INDENTURE HAS OCCURRED AND IS CONTINUING (THE "RELEASE DATE"), THE COLLATERAL BONDS SHALL CEASE TO SECURE THE SECURITIES IN ANY MANNER, AND, AT THE OPTION OF THE COMPANY, THE SECURITIES EITHER (A) WILL BECOME UNSECURED GENERAL OBLIGATIONS OF THE COMPANY OR (B) WILL BE SECURED BY FIRST MORTGAGE BONDS ISSUED UNDER AN INDENTURE OTHER THAN THE FIRST MORTGAGE INDENTURE. IN CERTAIN CIRCUMSTANCES PRIOR TO THE RELEASE DATE AS PROVIDED IN THE INDENTURE, THE COMPANY IS PERMITTED TO REDUCE THE AGGREGATE PRINCIPAL AMOUNT OF AN ISSUE OF COLLATERAL BONDS HELD BY THE TRUSTEE, BUT IN NO EVENT PRIOR TO THE RELEASE DATE TO AN AMOUNT LESS THAN THE AGGREGATE PRINCIPAL AMOUNT OF THE RELATED ISSUE OF NOTES INITIALLY ISSUED CONTEMPORANEOUSLY WITH SUCH COLLATERAL BONDS.

         [Include the following paragraph if the Company elects to issue Substituted Collateral Bonds (as defined in the Indenture): The Securities will be secured by First Mortgage Bonds (the "Collateral Bonds") delivered by the Company to the Trustee for the benefit of the Holders of the Securities, issued under [the Substituted Mortgage Indenture (as defined in the Indenture)] from the Company to ________________, as trustee (the "Mortgage Trustee"). Reference is made to the Substituted Mortgage Indenture and the Indenture for a description of the rights of the Trustee as holder of the Substituted Collateral Bonds, the property mortgaged and pledged under the Substituted Mortgage Indenture, the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee, the terms and conditions upon which the Substituted Collateral Bonds are secured and the circumstances under which additional Substituted Collateral Bonds may be issued.]

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



                                        MICHIGAN CONSOLIDATED GAS COMPANY


                                        By___________________________


Attest:


___________________                          [SEAL]

SECTION 201.   Form of Reverse of Security.

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of June 1, 1998 (herein called the "Indenture"), between the Company and Citibank, N.A., as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $ ].

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 45 days' notice by first class mail, [if applicable, insert--(1) on ______ in any year commencing with the year ______ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and
(2)] at any time [on or after ________, ________], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):

         If redeemed [on or before ________________, ____%, and if redeemed] during the 12-month period beginning _________________ of the years indicated,

                       Redemption                      Redemption
        Year              Price             Year          Price
        ----           ----------           ----       ----------







and thereafter at a Redemption Price equal to %____ of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 45 days' notice by first class mail, (1) on ____________ in any year commencing with the year ________________ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:


         If redeemed during a 12-month period beginning _________________ of the years indicated,

                  Redemption Price
                   For Redemption                   Redemption Price for
                  Through Operation                 Redemption Otherwise
                       of the                       Than Through Operation
Year                Sinking Fund                     of the Sinking Fund
----              -----------------                 ----------------------
and thereafter at a Redemption Price equal to __% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [Notwithstanding the foregoing, the Company may not, prior to _______, redeem any Securities of this series as contemplated by [clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than __% per annum.]

         [The sinking fund for this series provides for the redemption on _______ in each year beginning with the year _____ and ending with the year
_______ of [not less than] $____________ [("mandatory sinking fund") and not more than $____________] aggregate principal amount of Securities of this series.] [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made--in the [inverse] order in which they become due.]

         [In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [If the Security is not an Original Issue Discount Security, insert -- If any Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.] [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal--insert formula for determining the amount.] Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

         [This Security is subject to Defeasance as described in the Indenture.]

         The Indenture may be modified by the Company and the Trustee without consent of any Holder with respect to certain matters as described in the Indenture. In addition, the Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall bind such Holder and all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same Stated Maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture imposes certain limitations on the ability of the Company to, among other things, merge or consolidate with any other Person or sell, assign, transfer or lease all or substantially all of its properties or assets [If other covenants are applicable pursuant to the provisions of Section 301, insert here]. All such covenants and limitations are subject to a number of important qualifications and exceptions. The Company must report periodically to the Trustee on compliance with the covenants in the Indenture.

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Security or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Security.

         [If applicable, insert -- Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company has caused CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the correctness or accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.]

         All capitalized terms used in this Security without definition which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                ASSIGNMENT FORM

         To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

--------------------------------------------------------------------------------
            (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint  _______________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated: _______________________  Your Signature:_________________________________
                                                (Sign exactly as your
                                                name appears on the other
                                                side of this Security)

Signature Guaranty:  __________________________________________________
                     [Signatures must be guaranteed by an
                     "eligible guarantor institution" meeting the requirements of the Transfer Agent, which requirements will include membership or participation in STAMP or such other
                     "signature guarantee program" as may be
                     determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or Taxpayer Identification
Number:__________________________________________

SECTION 204.     Form of Trustee's Certificate of Authentication.

Dated: ________________

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                             -----------------------------------
                                                                      As Trustee


                                             By
                                                -------------------------------
                                                            Authorized Signatory

SECTION 205.  Securities in Global Form.

         If Securities of a series are issuable in global form, as contemplated by Section 301, then, notwithstanding the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

         The provisions of Section 309 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby.

         Notwithstanding the provisions of Sections 201 and 307, unless otherwise specified as contemplated by Section 301, payment of principal of, premium, if any, and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

         Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security as shall be specified in a written statement of the Holder of such permanent global Security.

SECTION 206.  CUSIP Number

         The Company in issuing Securities of any series may use a "CUSIP" number, and, if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Holders of such series; provided, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed on the notice or on the Securities of such series, and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP number of any series of Securities.

SECTION 207.  Form of Legend for the Securities in Global Form.

         Any Security in global form authenticated and delivered hereunder shall bear a legend in substantially the following form:

         "This Security is in global form within the meaning of the Indenture hereinafter referred to and is registered in the name of a Common Depositary or a U.S. Depositary. Unless and until it is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by the Common Depositary or a U.S. Depositary or by a nominee of the Common Depositary or a nominee of the U.S. Depositary as the case may be."

                                 ARTICLE III

                                THE SECURITIES

SECTION 301.  Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued from time to time in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

         (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 1006 or 1207);

         (3) whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, (i) whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and (ii) the name of the Common Depositary (as defined in Section 304) or the U.S. Depositary, as the case may be, with respect to any global Security;

         (4) the date or dates on which the principal of the Securities of the series is payable;

         (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date and, if applicable to such series of Securities, the basis points and United States Treasury rate(s) and any other rates to be used in calculating the reset rate;

         (6) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

         (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

         (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and, where applicable, the obligation of the Company to select the Securities to be redeemed;

         (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

         (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 602;

         (11) additional Events of Default with respect to Securities of the series, if any, other than those set forth herein;

         (12) if either or both of Section 1402 and Section 1403 shall be inapplicable to the Securities of the series (provided that if no such inapplicability shall be specified, then both Section 1402 and Section 1403 shall be applicable to the Securities of the series);

         (13) if other than U.S. dollars, the currency or currencies or units based on or related to currencies in which the Securities of such series shall be denominated and in which payments or principal of, and any premium and interest on, such Securities shall or may by payable;

         (14) additional covenants with respect to Securities of the series, if any, other than those set forth herein;

         (15) if prior to the Release Date, the designation of the Related Issue of Collateral Bonds being delivered to the Trustee in connection with the issuance of such Securities,

         (16) if on or after the Release Date, the designation of the Related Issue of Substituted Collateral Bonds, if any,

         (17) if other than the Trustee, the identity of the Registrar and any Paying Agent; and

         (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or in any such Indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series.

SECTION 302.  Denominations.

         The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and make such Securities available for delivery. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

         (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

         (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

         (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity

    (regardless of whether enforceability is considered in a proceeding in equity or at law); and

         (d) if prior to the Release Date, that the Related Issue of Collateral Bonds being delivered to the Trustee in connection with the issuance of such Securities when authenticated and delivered by the Mortgage Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except as enforcement of provisions thereof may be limited by state laws affecting the remedies for the enforcement of the security provided for in the First Mortgage Indenture; and that such Collateral Bonds are entitled to the benefit of the applicable First Mortgage Indenture, equally and ratably, with all First Mortgage Bonds and other Collateral Bonds (if any) outstanding under the applicable First Mortgage Indenture, except as to sinking fund provisions;

         (e) if any Collateral Bonds are to be delivered, that the Related Issue of Collateral Bonds being delivered to the Trustee in connection with the issuance of such Securities when authenticated and delivered by the Mortgage Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except as enforcement of provisions thereof may be limited by state laws affecting the remedies for the enforcement of the security provided for in the Substituted Mortgage Indenture; and that such Substituted Collateral Bonds are entitled to the benefit of the Substituted Mortgage Indenture, equally and ratably, with all Substituted Collateral Bonds (if any) outstanding thereunder, except as to sinking fund provisions;

         (f) that no consent, approval, authorization, order, registration or qualification of or with any court or any governmental agency or body having jurisdiction over the Company is required for the execution and delivery of such Securities by the Company, except such as have been obtained (except that no opinion need be expressed as to state securities or Blue Sky laws).

    If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonable acceptable to the Trustee, or in the written opinion of counsel to the Trustee (which counsel may be an employee of the Trustee) such authentication may not lawfully be made or would involve the Trustee in personal liability.

         Notwithstanding the provisions of Section 301 and of the immediately preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 301 or the Company
    Order and Opinion of Counsel otherwise required pursuant to the immediately preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in the form of one or more global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to the authentication and delivery of such series, authenticate and deliver one or more global Securities that (i) shall be in an aggregate amount equal to the aggregate principal amount specified in such Company Order, (ii) shall be registered in the name of the Common Depositary or U.S. Depositary, as the case may be, therefor or its nominee, and (iii) shall be made available for delivery by the Trustee to such depositary or pursuant to such depositary's instruction.

         Each depositary designated pursuant to Section 301 must, at the time of its designation and at all times while it serves as depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

         Unless otherwise provided for in the form of Security, each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

    SECTION 304.        Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

         Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of Section 305), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the office of a depositary or common depositary (the "COMMON DEPOSITARY") for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

    SECTION 305.        Registration, Registration of Transfer and
                        Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of registration of transfers of Securities. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

         Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified and as
    subject to the conditions   contemplated by Section 301, then without
    unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Securities shall be surrendered from time to time by the Common Depositary or the U.S. Depositary, as the case may be, and in accordance with instructions given to the Trustee and the Common Depositary or the U.S. Depositary, as the case may be (which instructions shall be in writing but need not comply with Section 102 or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered permanent global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which shall be in the form of the Securities of such series; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1203 and ending at the close of business on the day of such mailing. Promptly following any such exchange in part, such permanent global Security shall be returned by the Trustee to the Common Depositary or the U.S. Depositary, as the case may be, or such other Common Depositary or U.S. Depositary referred to above in accordance with the written instructions of the Company referred to above. If a Security in the form specified for such series is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, such interest or Defaulted Interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security in the form specified for such series, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 1006 or 1207 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under
    Section 1203 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

    SECTION 306.         Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to
    the extent lawful) all other rights and remedies with respect to    the
    replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.         Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted
    Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Section 307 provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Section 307, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.         Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company or the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any Common Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Common Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the right of such Common Depositary (or its nominee) as holder of such Security in global form.

SECTION 309.          Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities shall be held by the Trustee and may be destroyed (and, if so destroyed, certification of their destruction shall be delivered to the Company, unless, by a Company Order, the Company shall direct that cancelled Securities be returned to it).

SECTION 310.         Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

                                   ARTICLE IV

                           COLLATERAL BONDS; PLEDGED
                          SUBSTITUTED COLLATERAL BONDS


SECTION 401.  Collateral Bonds Held by the Trustee

         The Trustee, as a Holder of Collateral Bonds, shall attend any meeting of Bondholders under the First Mortgage Indenture as to which it receives due notice, or, at its option, shall deliver its proxy in connection therewith. Either at such meeting, or otherwise where consent of Holders of First Mortgage Bonds issued under the First Mortgage Indenture is sought without a meeting, the Trustee shall vote all of the Collateral Bonds held by it, or shall consent or withhold its consent with respect thereto, as directed by the Holders of not less than a majority in the aggregate principal amount of the outstanding Notes; provided, however, that the Trustee shall not be required to vote as such Holders of any particular issue of Collateral Bonds in favor of, or give its consent to, any action except upon notification by the Trustee to the Holders of the related issue of Securities of such proposal and consent thereto of the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of such issue.

SECTION 402.  No Transfer of Collateral Bonds; Exception.

         Except as required to effect an assignment to a successor trustee under this Indenture or pursuant to Section 403 or Section 405, the Trustee shall not sell, assign or transfer the Collateral Bonds and the Company shall issue stop transfer instructions to the Mortgage Trustee and any transfer agent under the First Mortgage Indenture to effect compliance with this Section 402.

SECTION 403.  Delivery to the Company of All Collateral Bonds.

         When the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on any series of Collateral Bonds shall cease and be discharged pursuant to Section 408 or Section 501, the Trustee shall, upon written request of the Company, deliver to the Company all of such Collateral Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company. All Collateral

Bonds delivered to the Company in accordance with this Section 403 shall be delivered by the Company to the Mortgage Trustee for cancellation.

SECTION 404.  Further Assurances.

     The Company, at its own expense, shall do such further lawful acts and things, and execute and deliver such additional conveyances, assignments, assurances, agreements and instruments, as may be necessary in order to better assign, assure and confirm to the Trustee its interest in the Collateral Bonds and for maintaining, protecting and preserving such interest 407 and the First Mortgage Indenture. The Trustee may petition any courts of competent jurisdiction to seek any relief it considers necessary or advisable in order to maintain, protect and preserve such interest.

SECTION 405.  Exchange and Surrender of Collateral Bonds.

     At any time at the written direction of the Company, the Trustee shall surrender to the Company all or part of the Collateral Bonds in exchange for Collateral Bonds equal in aggregate outstanding principal amounts to, in different denominations than, but of the same series and with all other terms identical to, the Collateral Bonds so surrendered to the Company. In addition, at any time a Security shall cease to be entitled to any benefit or security under this Indenture pursuant to Section 501, the Trustee shall surrender an equal principal amount of the Related Issue of Collateral, subject to the limitations of this Section 405, to the Company for cancellation. The Trustee shall, together with such Collateral Bonds, deliver to the Company such appropriate instruments of transfer, and such appropriate instruments for releasing the Company of its obligations under such surrendered Collateral Bonds, as the Company may reasonably request. Prior to the surrender required by this paragraph, the Trustee shall receive from the Company, and (subject to Section 901) shall be fully protected in relying upon, an Officers' Certificate stating (i) the aggregate outstanding principal amount of the Collateral Bonds of the issue surrendered by the Trustee, after giving effect to such surrender,
(ii) the aggregate outstanding principal amount of the related issue of Securities, (iii) that the surrender of the Collateral Bonds will not result in any default under this Indenture, and (iv) that any Collateral Bonds to be received in exchange for the Collateral Bonds being surrendered comply with the provisions of this Section 407 and the First Mortgage Indenture.

     The Company shall not be permitted to cause the surrender or exchange of all or any part of an issue of Collateral Bonds contemplated in this Section 405, if after such surrender or exchange, the aggregate outstanding principal amount of the related issue of Securities would exceed the aggregate outstanding principal amount of such issue of

Collateral Bonds held by the Trustee. Any Collateral Bonds received by the Company pursuant to this Section 405 shall be delivered to the Mortgage Trustee for cancellation.

SECTION 406.    Acceptance of Additional Collateral Bonds.

     Upon the issuance of Securities hereunder at any time prior to the Release Date, the Company shall issue and deliver to the Trustee to hold in trust for the benefit of the Holders of the Securities as described in Section 408, and the Trustee shall accept therefor, a Related Issue of Collateral Bonds registered in the name of the Trustee conforming to the requirements of Section 407.

SECTION 407.    Terms of Collateral Bonds.

     Each issue of Collateral Bonds delivered to the Trustee pursuant to Section 406 shall have the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, stated maturity date and redemption provisions, and shall be in the same aggregate principal amount, as the issue of Securities in connection with which such Collateral Bonds shall have been issued and delivered.

SECTION 408. Collateral Bonds as Security for Securities; Application of Payment on Collateral Bonds.

     Until the Release Date and subject to Article Five, the Related Issue of Collateral Bonds delivered to the Trustee, in trust for the benefit of the Holders of the applicable issue of Securities shall pay principal of, interest and premium, if any, in accordance with their respective terms and shall serve as security for any and all obligations of the Company under such Securities, including, but not limited to (1) the full and prompt payment of the principal of and premium, if any, on such related issue of Securities when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or such related issue of Securities, either at the stated maturity thereof upon acceleration of the maturity thereof or upon redemption (any such payment with respect to such related issue of Securities to be made by the Company through payment on the related issue of Collateral Bonds and applied by the Trustee to satisfy the Company's corresponding obligations under such Securities), and (2) the full and prompt payment of any interest on such related issue of Securities when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or such related issue of Securities. Any payment by the Company of principal of, premium, if any, and interest on, a series of First Mortgage Bonds will be applied by the Trustee to satisfy the Company's obligations with respect to the principal of, premium, if any, and interest on, the related issue of Securities.

     Notwithstanding anything in this Indenture to the contrary, from and after the Release Date, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Collateral Bonds shall cease and be discharged as provided in the supplemental trust indenture or indentures to the First Mortgage Indenture creating such Collateral Bonds and the Collateral Bonds shall cease to secure in any manner Securities theretofore or subsequently issued. From and after the Release
Date, any conditions to the issuance of Securities that refer or relate to Collateral Bonds or the First Mortgage Indenture shall be inapplicable. Following the Release Date, the Company shall cause the First Mortgage
Indenture to be closed and the Company shall not issue any additional First Mortgage Bonds or Collateral Bonds under the First Mortgage Indenture. Notice of the occurrence of the Release Date shall be given by the Trustee to the Holders of the Securities in the manner provided in Section 106 not later than 30 days after the Company notifies the Trustee of the occurrence of the Release Date.

SECTION 409.    Substituted Collateral Bonds.

        (a) The Company shall notify the Trustee not less than 90 days prior to the Release Date that the Company has determined to deliver to the Trustee on the Release Date Pledged Substituted Mortgage Bonds in an aggregate principal amount equal to the aggregate principal amount of Securities outstanding on the Release Date in trust for the benefit of the Holders from time to time of the Securities issued under this Indenture as security for any and all obligations of the Company under the Securities, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the Securities when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Securities, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the Securities when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Securities.

        (b) The Pledged Substituted Mortgage Bonds to be delivered pursuant to the notice described in Section 409(a) shall be delivered in separate series and issues corresponding to the series and issues of Securities outstanding on the Release Date, each issue of Pledged Substituted Mortgage Bonds having the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, stated maturity date and redemption provisions, and in the same aggregate principal amount, as the related issue of Securities outstanding on the Release Date.

         (c) The notice described in Section 409(a) shall also state that on the Release Date the Company shall deliver to the Trustee a supplemental indenture to this Indenture that will provide, among other things, that upon the issuance of Securities hereunder on or after the Release Date, the Company shall deliver to the Trustee in trust for the benefit of the Holders as described in Section 409(a), and the Trustee shall accept therefor, a Related Issue of Substituted Collateral Bonds registered in the name of the Trustee and conforming to the requirements therein specified.

          (d) The determination whether to issue and deliver Substituted Collateral Bonds shall be made in the Company's sole discretion and without any obligation to do so.

         (e) In the event that the Company does not deliver the notice described in Section 409(a), the Securities outstanding on the Release Date shall, as of the Release Date, no longer be entitled to the benefit of the security of the Collateral Bonds and shall thereafter be general unsecured obligations of the Company.



                                   ARTICLE V

                           SATISFACTION AND DISCHARGE

SECTION 501.    Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for or in the form of Security for such series), when the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1)  either

         (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1109) have been delivered to the Trustee for cancellation; or

         (B) all such Securities not theretofore delivered to the Trustee for cancellation

              (i)  have become due and payable, or

              (ii) will become due and payable at their Stated Maturity within one year, or

              (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

         Upon a Security ceasing to be entitled to any lien, benefit or security under this Indenture, the obligation of the Company to make payment with respect to principal of and premium, if any, and interest on a principal amount of the Related Issue of Collateral Bonds or the Related Issue of Substituted Collateral Bonds equal to the principal amount of such Note shall be satisfied and discharged and such portion of the principal amount of such Pledged First Note Mortgage Bonds or Substituted Collateral Bonds shall cease to secure the Securities in any manner.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 707, the obligations of the Company to any Authenticating Agent under Section 714 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 501, the obligations of the Trustee under Section 502 and the last paragraph of Section 1109 shall survive.

SECTION 502.    Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1109, all money deposited with the Trustee pursuant to Section 501 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee.


                                   ARTICLE VI

                                    REMEDIES

SECTION 601.    Events of Default.

         "EVENT OF DEFAULT," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or to be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) the Company defaults in the payment of interest on any Security of that series when such interest becomes due and payable and the default continues for a period of 30 days; or

         (2) the Company defaults in the payment of the principal of (or premium, if any, on) any Security of that series when the same becomes due and payable at Maturity, upon redemption (including redemptions under Article Twelve), or otherwise; or

         (3) the Company fails to observe or perform any of its other covenants, warranties or agreements in the Securities of that series or this Indenture (other than a covenant, agreement or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and the failure to observe or perform continues for the period and after the notice specified in the last paragraph of this Section; or

         (4) prior to the Release Date, a default (as defined in the First Mortgage Indenture under which Collateral Bonds are outstanding) has occurred and is continuing, and the Mortgage Trustee or Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding shall have given written notice thereof to the Trustee; or

         (5) if any Substituted Collateral Bonds are outstanding, a default (as defined in the Substituted Mortgage Indenture) has occurred and is continuing, and the Mortgage Trustee or Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding shall have given written notice thereof to the Trustee; or


         (6) any Event of Default under any series of Securities issued pursuant to this Indenture or any event of default, as defined in any other indenture, mortgage or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Company (whether such Indebtedness now exists or shall hereafter be created or incurred), but excluding Project Finance Indebtedness, shall occur and shall consist of default in the payment of such Indebtedness at the maturity thereof (after giving effect to any applicable grace period) or shall result in Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such default in payment is not cured or such acceleration shall not be rescinded or annulled within 10 days after written notice to the Company from the Trustee or to the Company and to the Trustee from the Holders of at least 10% in aggregate principal amount of the Securities of that series at the time outstanding; provided that it shall not be an Event of Default if the principal amount of Indebtedness (other than Indebtedness represented by Securities issued pursuant to this Indenture) which is not paid at maturity or the maturity of which is accelerated is less than the amount equal to 1% of the Company's consolidated total assets (determined as of its most recent fiscal year-end); provided further that if, prior to a declaration of acceleration of the maturity of the Securities of that series or the entry of judgment in favor of the Trustee in a suit pursuant to Section 603, such default shall be remedied or cured by the Company or waived by the holders of such Indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders of the Securities of that series, and provided further, that, subject to Sections 701 and 702, the Trustee shall not be charged with knowledge of any such default unless written notice of such default shall have been given to the Trustee by the Company, by a holder or an agent of a holder of any such Indebtedness, by the trustee then acting under any indenture or other instrument under which such default shall have occurred, or by the Holders of at least five percent in aggregate principal amount of the Securities of that series at the time outstanding; or

         (7) the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (B) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (C) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it, (D) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of the Company or for any material part of its property, (E) makes a general assignment for the benefit of its creditors or (F) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

         (8) (i) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company in an involuntary case or proceeding under any Bankruptcy Law which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company, (B) appoint a Custodian of the Company or for any material part of its property or (C) order the winding-up or liquidation of its affairs, and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (ii) any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced against the Company and such petition, application or proceeding is not dismissed within 60 days; or
    (iii) a warrant of attachment is issued against any material portion of the property of the Company which is not released within 60 days of service; or

         (9) any other Event of Default provided with respect to Securities of that series.

         A Default under clause (3) above is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series notify the Company of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default under clause (3) above is cured within such 60-day period, it ceases.

SECTION 602.    Acceleration of Maturity; Rescission and
                Annulment.

         If an Event of Default with respect to Securities of any series (other than an Event of Default specified in clause (7) or (8) of Section 601) occurs and is continuing, the Trustee by notice in writing to the Company, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series by notice in writing to the Company and the Trustee, may declare the unpaid principal of and accrued interest to the date of acceleration (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) on all the Outstanding Securities of that series to be due and payable immediately and, upon any such declaration, the Outstanding Securities of that series (or specified principal amount) shall become and be immediately due and payable.

         If an Event of Default specified in clause (7) or (8) of Section 601 occurs, all unpaid principal of and accrued interest on the Outstanding Securities of that series (or specified principal amount) shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series. In addition, the Trustee shall immediately file with the Mortgage Trustee a written demand for redemption of all Collateral Bonds pursuant to the applicable provisions of the First Mortgage Indenture or, if applicable, a written demand for redemption of all Substituted Collateral Bonds pursuant to the applicable provisions of the Substituted Mortgage Indenture.

         Upon payment of all such principal and interest, all of the Company's obligations under the Securities of that series and (upon payment of the Securities of all series) this Indenture shall terminate, except obligations under Section 707.

         The Holders of a majority in principal amount of the Outstanding Securities of that series by notice to the Trustee may rescind an acceleration and its consequences (including, if given, the written demand for redemption of all Collateral Bonds or, if applicable, all Substituted Collateral Bonds), if (i) all existing Events of Default, other than the nonpayment of the principal and interest of the Securities of that series that has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal that has become due otherwise than by such declaration of acceleration have been paid, (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (iv) all payments due to the Trustee and any predecessor Trustee under Section 607 have been made.

SECTION 603.  Collection of Indebtedness and Suits for
              Enforcement by Trustee.

         The Company covenants that if:

         (1) default is made in the payment of any interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default hereunder occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights, including its rights as holder of the Collateral Bonds or the Substituted Collateral Bonds, and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy.

SECTION 604.  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel) and of the Holders allowed in such judicial proceedings, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 707.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 605.  Trustee May Enforce Claims Without Possession of
              Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 606.  Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities in respect of which moneys have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         First: To the payment of all amounts due the Trustee under Section 707 applicable to such series;

         Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities of such series for principal (and premium, if any) and interest, respectively; and

         Third:  To the Company.

         The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 606. At least fifteen (15) days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

SECTION 607.  Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of Holders of Securities of any series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of the affected series.

SECTION 608.  Unconditional Right of Holders to Receive
              Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 609.  Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

SECTION 610.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 611.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 612.  Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

         (1) such direction shall not be in conflict with any rule of law or with this Indenture;

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

         (3) subject to Section 701, the Trustee need not take any action which might involve the Trustee in personal liability or be unduly prejudicial to the Holders not joining therein.

SECTION 613.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may by written notice to the Trustee on behalf of the Holders of all the Securities of such series waive any Default or Event of Default with respect to such series and its consequences, except a Default or Event of Default

         (1) in respect of the payment of the principal of (or premium, if any) or interest on any Security of such series, or

         (2) in respect of a covenant or other provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such Default or Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture and the Securities of such series; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

SECTION 614.  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).



                                   ARTICLE VII

                                   THE TRUSTEE

SECTION 701.  Certain Duties and Responsibilities of the
              Trustee.

         (a) Except during the continuance of an Event of Default, the Trustee's duties and responsibilities under this Indenture shall be governed by
Section 315(a) of the Trust Indenture Act.

         (b) In case an Event of Default has occurred and is continuing, and is known to the Trustee, the Trustee shall exercise the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) None of the provisions of Section 315(d) of the Trust Indenture Act shall be excluded from this Indenture.

SECTION 702.  Notice of Defaults.

         Within 30 days after the occurrence of any Default or Event of Default with respect to the Securities of any series, the Trustee shall give to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such Default or Event of Default known to the Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series.

SECTION 703.  Certain Rights of Trustee.

         Subject to the provisions of the Trust Indenture Act:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity to its reasonable satisfaction against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval or other paper or document, or the books and records of the Company, unless requested in writing to do so by the Holders of a majority in principal amount of the Outstanding Securities of any series; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is not, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; the reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (h) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 704.  Not Responsible for Recitals or Issuance of Securities.

         The recitals herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 705.  May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 708 and 713, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 706.  Money Held in Trust.

         Money held by the Trustee in trust hereunder (including amounts held by the Trustee as Paying Agent) need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing with the Company.

SECTION 707.  Compensation and Reimbursement.

    The Company agrees

         (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, damage, claim or expense, including taxes (other than taxes based upon or determined or measured by the income of the Trustee), incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 601(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section 707 shall survive this Indenture.

SECTION 708.  Disqualification; Conflicting Interests.

         The Trustee shall be disqualified only where such disqualification is required by Section 310(b) of the Trust Indenture Act, provided that, to the extent permitted by law, Citibank, N.A. shall not be deemed to have a conflicting interest for purposes of Section 310(b) of the TIA because of its capacity as trustee under the First Mortgage Indenture or the Substituted Mortgage Indenture. Nothing shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of
Section 310(b) of the Trust Indenture Act.

SECTION 709.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company may serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 710.  Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 711.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 711 shall not have been

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



delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (d) If at any time:

         (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

         (2) the Trustee shall cease to be eligible under Section 709 and shall fail to resign after written request therefor by the Company or by any such Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the

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



applicable requirements of Section 711. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 711, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company with respect to such Securities. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 711, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 711.  Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.


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



SECTION 712.  Merger, Conversion, Consolidation or Succession to
              Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 713.  Preferential Collection of Claims Against Company.

         The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated therein.

SECTION 714.  Appointment of Authenticating Agent.

         At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of, and subject to the direction of, the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of

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



not less than $50,000,000 and subject to supervision or examination by federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating
Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may

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



have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                        Form of Authenticating Agent's
                        Certificate of Authentication

Dated:
      -----------------

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                            -------------------------
                                                           As Trustee


                                            By
                                              --------------------------------
                                                       As Authenticating Agent


                                            By
                                              --------------------------------
                                                          Authorized Signatory



                                  ARTICLE VIII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 801.  Company to Furnish Trustee Names and Addresses of
              Holders.

         The Company will furnish or cause to be furnished to the Trustee:

         (a) semi-annually, not later than January 1 and July 1 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding December 15 or June 15, as the case may be; and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

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



SECTION 802.  Preservation of Information; Communications to
              Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 801 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 801 upon receipt of a new list so furnished.

         (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

         (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 802(a); or

         (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 802(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 802(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall

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



specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 802(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 802(b).

SECTION 803.  Reports by Trustee.

         (a) Within 60 days after May 15 of each year commencing with the year 1999, the Trustee shall transmit by mail to all Holders of Securities as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of May 15, if required by and in compliance with Section 313(a) of the Trust Indenture Act.

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 804.  Reports by Company.

         The Company shall:

         (1) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

         (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, (a) concurrently with furnishing the same to its stockholders, the Company's annual report to stockholders, containing certified financial statements, and any other financial reports which the Company generally furnishes to its stockholders, and (b) within 30 days after the filing thereof with the Trustee, such summaries of any other information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

         (4) furnish to the Trustee, on or before May 1 of each year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. Such certificate need not comply with
    Section 102.



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




                                   ARTICLE IX

                 CONSOLIDATION, MERGER, LEASE, SALE OR TRANSFER

SECTION 901.  When Company May Merge, Etc.

         The Company shall not consolidate with, or merge with or into any other corporation (whether or not the Company shall be the surviving corporation), or sell, assign, transfer or lease all or substantially all of its properties and assets as an entirety or substantially as an entirety to any Person or group of affiliated Persons, in one transaction or a series of related transactions, unless:

         (1) either the Company shall be the continuing Person or the Person (if other than the Company) formed by such consolidation or with which or into which the Company is merged or the Person (or group of affiliated Persons) to which all or substantially all the properties and assets of the Company as an entirety or substantially as an entirety are sold, assigned, transferred or leased shall be a corporation (or constitute corporations) organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture; and

         (2) immediately before and after giving effect to such transaction or series of related transactions, no Event of Default, and no Default, shall have occurred and be continuing.

SECTION 902.  Opinion of Counsel.

         The Company shall deliver to the Trustee prior to the proposed transaction(s) covered by Section 901 an Officer's Certificate and an Opinion of Counsel stating that the transaction(s) and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction(s) under this Indenture have been met.

SECTION 903.  Successor Corporation Substituted.

         Upon any consolidation by the Company with or merger by the Company into any other corporation or any lease, sale, assignment, or transfer of all or substantially all of the

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



property and assets of the Company in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or the successor corporation or affiliated group of corporations to which such lease, sale, assignment, or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation or corporations had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation or corporations shall be relieved of all obligations and covenants under this Indenture and the Securities and in the event of such conveyance or transfer, except in the case of a lease, any such predecessor corporation may be dissolved and liquidated.


                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES

SECTION 1001. Supplemental Indentures Without Consent of
              Holders.

         Without notice to or the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

         (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

         (3) to add any additional Events of Default with respect to all or any series of Securities; or

         (4) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

         (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

         (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

         (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 711(b); or

         (8) to cure any ambiguity, defect or inconsistency or to correct or supplement any provision herein which may be inconsistent with any other provision herein; or

         (9) to make any change that does not materially adversely affect the interests of the Holders of Securities of any series.

         Upon request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in (and subject to the last sentence of) Section 903, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture.

SECTION 1002. Supplemental Indentures with Consent of Holders.

         With the written consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee shall, subject to Section 1003, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

         (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or extend the time for payment thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof
    (or, in the case of redemption, on or after the Redemption Date), or impair the interest hereunder of the Trustee in the Collateral Bonds or Substituted Collateral Bonds, or reduce the principal amount of any issue of Collateral Bonds (except, as provided in this Indenture, upon the Release Date) or Substituted Collateral Bonds to an amount less than the principal amount of the related issue of Notes or alter the payment provisions of such Collateral Bonds or Substituted Collateral Bonds in a manner adverse to the Holders of the Notes, in each case without the consent of the Holder of each Note so affected; or

         (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or Defaults or Events of Default hereunder and their consequences provided for in this Indenture; or

         (3) change the redemption provisions (including Article Twelve) hereof in a manner adverse to such Holder; or

         (4) modify any of the provisions of this Section or Section 613, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 711(b) and 1001(8).

A supplemental indenture which changes or eliminates any covenant or other provisions of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 1003.   Execution of Supplemental Indentures.

         The Trustee shall sign any supplemental indenture authorized pursuant to this Article, subject to the last sentence of this Section 1003. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 701) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 1004.   Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 1005.   Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 1006.   Reference in Securities to Supplemental
                Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.



                                   ARTICLE XI

                                   COVENANTS

SECTION 1101.   Payments of Securities.

         With respect to each series of Securities, the Company will duly and punctually pay the principal of (and premium, if any) and interest on such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

SECTION 1102.   Maintenance of Office or Agency.

         The Company will maintain an office or agency in each Place of Payment where Securities may be surrendered for registration of transfer or exchange or for presentation for payment, where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 105.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Unless otherwise set forth in, or pursuant to, a Board Resolution or Indenture supplemental hereto with respect to a series of Securities, the Company hereby initially designates the office of Citibank, N.A., Corporate Trust Department located in 111 Wall Street, 5th Floor, New York, NY 10043, as such office of the Company.

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
SECTION 1103.    Corporate Existence.

         Subject to Article 9, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each of its Subsidiaries and the rights (charter and statutory) of the Company and its Subsidiaries; provided, however, that (a) the Company shall not be required to preserve any such right, license or franchise or the corporate existence of any of its Subsidiaries if the Board of Directors, or the board of directors of the Subsidiary concerned, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or any of its Subsidiaries and that the loss thereof is not materially disadvantageous to the Holders, and (b) nothing herein contained shall prevent any Subsidiary of the Company from liquidating or dissolving, or merging into, or consolidating with the Company (provided that the Company shall be the continuing or surviving corporation) or with any one or more Subsidiaries if the Board of Directors or the board of directors of the Subsidiary concerned, as the case may be, shall so determine.

SECTION 1104.   Payment of Taxes and Other Claims.

         The Company will pay or discharge, or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a material lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

SECTION 1105.   Maintenance of Properties.

         The Company will cause all material properties used or useful in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order (normal wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors or of the board of directors of the Subsidiary concerned, as the case may be, desirable in the conduct of the business of the Company or any Subsidiary of the Company and not materially disadvantageous to the Holders.

SECTION 1106.   Compliance Certificates.

         (a) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year of the Company (which fiscal year currently ends on December 31), an Officer's Certificate stating whether or not the signer knows of any Default or Event of Default by the Company that occurred prior to the end of the fiscal year and is then continuing. If the signer does know of such a Default or Event of Default, the certificate shall describe each such Default or Event of Default and its status and the specific section or sections of this Indenture in connection with which such Default or Event of Default has occurred. The Company shall also promptly notify the Trustee in writing should the Company's fiscal year be changed so that the end thereof is on any date other than the date on which the Company's fiscal year currently ends. The certificate need not comply with Section 102.

         (b) The Company shall deliver to the Trustee, within 10 days after the occurrence thereof, notice of any acceleration which with the giving of notice and the lapse of time would be an Event of Default within the meaning of Section 501(4).

         (c) The Company shall deliver to the Trustee forthwith upon becoming aware of a Default or Event of Default (but in no event later than 10 days after the occurrence of each Default or Event of Default that is continuing), an Officer's Certificate setting forth the details of such Default or Event of Default and the action that the Company proposes to take with respect thereto and the specific section or sections of this Indenture in connection with which such Default or Event of Default has occurred.

SECTION 1107.   Commission Reports.


         (a) So long as the Securities remain outstanding, the Company shall cause its annual report to stockholders and any other financial reports furnished by it to stockholders generally, to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Security Registrar in each case at the time of such mailing or furnishing to stockholders. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements, including any notes thereto and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," to be so filed with the Trustee and mailed to the Holders within 90 days after the end of each of the Company's fiscal years and within 45 days after the end of each of the first three quarters of each fiscal year.

         (b) The Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Company may be required to deliver to the Holders under this Section 1107.

SECTION 1108.   Waiver of Stay, Extension or Usury Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will actively resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company from paying all or any portion of the principal of and/or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 1109.   Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure to so act.

         The Company will cause each Paying Agent for any series of Securities (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee of such Paying Agent, before being

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required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1110.   Limitation on Liens.

         Neither the Company will, nor will it permit any Significant Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the property of the Company or any of its Subsidiaries, except:

         (i) Liens for taxes, assessments or governmental charges or levies on its property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings.

         (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings.

         (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

         (iv) Utility easements, rights of way, exceptions, agreement for the joint or common use of property, restrictions and such other encumbrances or charges against property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Company or its Subsidiaries.

         (v) Liens on the capital stock, partnership interest, or other evidence of ownership of any Subsidiary or such Subsidiary's assets that secure project financing for such Subsidiary.

         (vi) Purchase money liens upon or in property now owned or hereafter acquired in the ordinary course of business (consistent with the Company's business practices) to secure (A) the purchase price of such property or (B) Indebtedness incurred solely for the purpose of financing the acquisition, construction, or improvement of any such property to be subject to such liens, or Liens existing on any such property at the time of acquisition, or extensions, renewals, or replacements of any of the foregoing for the same or a lesser amount; provided that no such lien shall extend to or cover any property other than the property being acquired, constructed, or improved and replacements, modifications, and proceeds of such property, and no such extension, renewal, or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed, or replaced.

         (vii) Liens existing on the date the Securities are first issued hereunder.

         (viii) Liens for no more than 90 days arising from a transaction involving accounts receivable of the Company (including the sale of such accounts receivable), where such accounts receivable arose in the ordinary course of the Company's business.

         (ix) The right reserved to, or vested in, any municipality or public authority by the terms of any franchise, grant, license or permit, or by any provision of law, to terminate such franchise, grant, license or permit or to purchase or appropriate or recapture or to designate a purchaser of any of the mortgaged property, or to demand and collect from the Company any tax or other compensation for the use of streets, alleys or other public places.

         (x) Rights reserved to, or vested in, any municipality or public authority to use, control, remove or regulate any property of the Company.

         (xi) Zoning laws and ordinances.

         (xii) Possible adverse rights or interests and inconsequential defects or irregularities in title which, in the opinion of counsel, may be properly disregarded.

         (xiii) Rights reserved to or vested in others to take or receive any part of the gas, power, oil or other minerals or timber generated, developed, manufactured or produced by, or grown on, or acquired with, any property of the Company.


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
SECTION 1111.   Limitation on Sale and Leaseback Transactions.

         The Company will not itself, and will not permit any Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Company or any Subsidiary), or to which such lender or investor (other than the Company or a Subsidiary) is a party, providing for the leasing by the Company or such Subsidiary for a period, including renewals, in excess of three years of any real property located within the United States of America which has been owned by the Company or such Subsidiary for more than six months and which has been or is to be sold or transferred by the Company or such Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such real property (a "Sale and Leaseback Transaction") unless either:

         (a) the Company or such Subsidiary could create indebtedness secured by a lien pursuant to Section 1110 on the real property to be leased, in an amount equal to the Value of such Sale and Leaseback Transaction, without equally and ratably securing the Securities; or

         (b) the Company, within six months after the sale or transfer shall have been made, applies an amount equal to the greater of (i) the net proceeds of the sale of the real property leased pursuant to such arrangement or (ii) the fair market value of the real property so leased at the time of entering into such arrangement (as determined by the Board of Directors of the Company) to the retirement of the Securities and other obligations of the issuer ranking on a parity with the Securities. No retirement referred to in this paragraph (b) may be effected by payment at maturity or pursuant to any mandatory sinking fund or prepayment provision.

SECTION 1112.   Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1110 or 1111, if before or after the time for such compliance the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series which is affected thereby, shall, by consent in writing of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or conditions except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


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
                                  ARTICLE XII

                            REDEMPTION OF SECURITIES

SECTION 1201.   Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1202.   Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

SECTION 1203.   Election by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 90 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, substantially pro rata, by lot or by any other method as the Trustee considers fair and appropriate and that complies with the requirements of the principal national securities exchange, if any, on which such Securities are listed, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided that in case the Securities of such series have different terms and maturities, the Securities to be redeemed shall be selected by the Company and the Company shall give notice thereof to the Trustee.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the

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case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of the Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1204.   Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 45 days prior to the Redemption Date, unless otherwise provided in an indenture supplemental hereto, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

         (1)  the Redemption Date;

         (2)  the Redemption Price;

         (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

         (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

         (6)  that the redemption is for a sinking fund, if such is the case;

         (7)  the CUSIP number, if any, of the Securities to be redeemed; and

         (8) unless otherwise provided as to a particular series of Securities, if at the time of publication or mailing of any notice of redemption the Company shall not have deposited with the Trustee or Paying Agent and/or irrevocably directed the Trustee or Paying Agent to apply, from money held by it available to be used for the redemption of Securities, an amount in cash sufficient to redeem all of the Securities called for redemption, including accrued interest to the Redemption Date, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee or Paying Agent before the Redemption Date (unless such redemption is mandatory) and such notice shall be of no effect unless such moneys are so received before such date.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1205.   Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1109) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1206.   Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1207.   Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                  ARTICLE XIII

                                 SINKING FUNDS

SECTION 1301.   Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "MANDATORY SINKING FUND PAYMENT," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "OPTIONAL SINKING FUND PAYMENT." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1302.    Satisfaction of Sinking Fund Payments with
                 Securities.

         The Company (1) may deliver Securities of a series (other than any Securities previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1303.   Redemption of Securities for Sinking Fund.

         Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1302 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1203 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1204. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1206 and 1207.


                                  ARTICLE XIV

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1401.   Applicability of Article; Company's Option to
                Effect Defeasance or Covenant Defeasance.

         Unless pursuant to Section 301 provision is made for the inapplicability of either or both of (a) Defeasance of the Securities of a series under Section 1402 or (b) Covenant Defeasance of the Securities of a series under Section 1403, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1402 (unless inapplicable) or Section 1403 (unless inapplicable) be applied to the Outstanding Securities of such series upon compliance with the applicable conditions set forth below in this Article.

SECTION 1402.   Defeasance and Discharge.

         Upon the Company's exercise of the option provided in Section 1401 to defease the Outstanding Securities of a particular series, the Company shall be discharged from its obligations with respect to the Outstanding Securities of such series on the date the applicable conditions set forth in Section 1404 are satisfied (hereinafter, "DEFEASANCE"). Defeasance shall mean that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same); provided, however, that the following rights, obligations, powers, trusts, duties and immunities shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund provided for in Section 1404, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1102 and 1109, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article, the Company may exercise its option with respect to Defeasance under this Section 1402 notwithstanding the prior exercise of its option with respect to Covenant Defeasance under Section 1403 in regard to the Securities of such series.

SECTION 1403.   Covenant Defeasance.

         Upon the Company's exercise of the option provided in Section 1301 to obtain a Covenant Defeasance with respect to the Outstanding Securities of a particular series, the Company shall be released from its obligations under this Indenture (except its obligations under Sections 304, 305, 306, 606, 609, 710, 1101, 1102, 1106, 1108 and 1109) with respect to the Outstanding Securities of such series on and after the date the applicable conditions set forth in Section 1404 are satisfied (hereinafter, "COVENANT DEFEASANCE"). Covenant Defeasance shall mean that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in this Indenture (except its obligations under Sections 304, 305, 306, 606, 609, 710, 1101, 1102, 1106, 1108
and 1109), whether directly or indirectly by reason of any reference elsewhere herein or by reason of any reference to any other provision herein or in any other document, and such omission to comply shall not constitute an Event of Default under Section 601(4) with respect to Outstanding Securities of such series, and the remainder of this Indenture and of the Securities of such series shall be unaffected thereby.

SECTION 1404. Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to Defeasance under Section 1402 and Covenant Defeasance under Section 1403 with respect to the Outstanding Securities of a particular series:

         (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 709 who shall agree to comply with the provisions of this Article applicable to it), under the terms of an irrevocable trust agreement in form and substance reasonably satisfactory to such Trustee, as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) Dollars in an amount, or (B) U.S.
    Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, after payment of all federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and each installment of principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.

        (2) No Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit, and no Default or Event of Default under clause (5) or (6) of Section 601 shall occur and be continuing, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (3) Such deposit, Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

         (4) Such Defeasance or Covenant Defeasance shall not cause any Securities of such series then listed on any national securities exchange registered under the Exchange Act to be delisted.

         (5) In the case of an election with respect to Section 1402, the Company shall have delivered to the Trustee either (A) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred or (B) an Opinion of Counsel, based on such ruling or on a change in the applicable federal income tax law since the date of this Indenture, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred.

         (6) In the case of an election with respect to Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel or a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

         (7) Such Defeasance or Covenant Defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

         (8) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section 1402 or the Covenant Defeasance under Section 1403 (as the case may be) have been complied with.

SECTION 1405. Deposited Money and Government Obligations To Be
              Held In Trust.

         Subject to the provisions of the last paragraph of Section 1109, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of the Outstanding Securities of a particular series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver to pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited for the purpose for which such money or Government Obligations were deposited.




                                  ARTICLE XV

                                MISCELLANEOUS

SECTION 1501. Miscellaneous.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       MICHIGAN CONSOLIDATED
                                       GAS COMPANY



                                       By:
                                          -------------------------------
                                          Name:
                                          Title:


Attest:



-----------------------------
Name:
Title:


                                       CITIBANK, N.A., as Trustee



                                       By:
                                          -------------------------------
                                          Name:
                                          Title:



Attest:



-----------------------------
Name:
Title: